                                                                    EXHIBIT 32.1

                CERTIFICATION OF CHIEF EXECUTIVE OFFICER
         PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     Pursuant to Section 906 of the  Sarbanes-Oxley Act of 2002 (subsections (a)
and (b) of  Section  1350,  Chapter 63 of Title 18,  United  States  Code),  the
undersigned officer of MAXXAM Inc., a Delaware corporation (the "Company"), does hereby certify that:

     (a) the  accompanying  Quarterly  Report on Form 10-Q for the quarter ended
June 30, 2006 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material  respects,  the  financial  condition  and results of operations of the
Company.

Date:   August 9, 2006                        /S/     CHARLES E. HURWITZ
                                                      Charles E. Hurwitz
                                                      Chief Executive Officer

     The foregoing  certification  is being furnished solely pursuant to Section
906 of the  Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350,
Chapter 63 of Title 18, United States Code).